SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                             TRAVELSHORTS.COM, INC.
                    ---------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                        William T. Hart - Attorney for Registrant
                    (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[  ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    4) Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration No.:

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    3) Filing Party:

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    4) Date Filed:

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                             TRAVELSHORTS.COM, INC.
             (.d.b.a. Sharps Elimination Technologies, Inc.) 707 E.
                           6th Avenue Denver, CO 80203

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

To the Shareholders of Travelshorts.com, Inc. (d.b.a. Sharps Elimination Technolgies, Inc.):

     Notice is hereby given that a special meeting of the shareholders of Travelshorts.com, Inc. (d.b.a. Sharps Elimination Technolgies, Inc.) will be held at 1624 Washington St., Denver, Colorado 80203 on September 19, 2003 at l0:00 a.m., for the following purposes:

(1) to amend the Company's Articles of Incorporation such that the Company will be authorized to issue 100,000 shares of preferred stock.

(2) to amend the Company's Articles of Incorporation to eliminate shareholders' preemptive rights to acquire shares of the Corporation's common stock.

(3)         to reverse split the Company's common stock on a 200 for one basis.

(4) to change the name of the Company to Sharps Elimination Technolgies, Inc.

            to transact such other business that may properly come before the meeting.

The special meeting of shareholders is being called by the Company's Board of Directors. The Board of Directors has fixed the close of business on August 8, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of August 8, 2003, the Company had 20,775,968 outstanding shares of common stock.


                              TRAVELSHORTS.COM, INC. (d.b.a.Sharps Elimination Technologies, Inc.)


August 29, 2003
                               Kelly Fielder, President


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                             TRAVELSHORTS.COM, INC.
             (.d.b.a. Sharps Elimination Technologies, Inc.) 707 E.
                           6th Avenue Denver, CO 80203
                                 (303) 506-1633
                              (604) 269-0089 (fax)

                                 PROXY STATEMENT

      The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on September 19, 2003, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on this page or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about August 29, 2003.

      Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the proposals described on the accompanying notice of the special meeting. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of August 8, 2003, the record date established for the meeting, the Company had 20,775,968 outstanding shares of common stock.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officers and directors and those shareholders owning more than 5% of the Company's common stock as of August 8, 2003.



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                                      Shares of
Name and Address                    Common Stock      Percent of Class

Kelly Fielder                        4,900,170              24%
707 E. 6th Avenue
Denver, CO 80203

Spectrum Meditech, Inc.               3,062,606 (1)         15%
707 E. 6th Avenue
Denver, CO 80203

All Officers and Directors            7,962,776             39%
  as a group (1 person)

(1) Spectrum Meditech, Inc. is controlled by Kelly Fielder.

                           ISSUANCE OF PREFERRED STOCK

      The Company's Articles of Incorporation do not authorize the issuance of any preferred stock. The Company's management is of the opinion that having the ability to issue preferred stock may be beneficial in terms of raising capital or completing acquisitions, since unlike common stock, preferred shares can be issued in one or more series, with each series of preferred stock having its own rights and preferences, such as:

o    dividend rights
o    voting rights
o    rights to convert into a specified number of common shares, and
o rights to receive payment upon the liquidation or dissolution of the Company.

      Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to amend the authorized capitalization of the Company so as to permit the issuance of 100,000 shares of preferred stock.

      If the proposal to authorize the future issuance of preferred stock is approved, the Company's Board of Directors will have the authority to divide the Preferred Stock into series and, within the limiations provided by statute, to fix by resolution the voting power, designations, preferences, and relative participation, special rights, and the qualifications, limitations or restrictions of the shares of any series so established. As the Board of Directors has authority to establish the terms of, and to issue, the Preferred Stock without shareholder approval, the Preferred Stock could be issued to defend against any attempted takeover of the Company.

      As of the date of this proxy statement the Company did not have any plans to issue any preferred shares.


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                        ELIMINATION OF PREEMPTIVE RIGHTS

      Preemptive rights allow a shareholder of a corporation, in certain cases, with the right to acquire a proportionate amount of any new shares that the corporation plans to sell. The proportionate amount to which the shareholder is entitled to acquire is equal to the shareholder's percentage ownership of the corporation's shares prior to the proposed sale of the additional outstanding shares.

      Preemptive rights are sometimes beneficial for privately held corporations. However, in the case of publicly held corporations, preemptive rights are not feasible since public corporations normally have a much larger number of shareholders than private corporations and the shareholders of a public corporation are constantly changing. Accordingly, it is virtually impossible to notify each shareholder of a public corporation of each proposed sale of securities and of the shareholder's right to acquire a proportionate number of the shares that are proposed to be sold.

      The Company is a Washington corporation. Shareholders of a Washington corporation have preemptive rights unless the corporation's Articles of Incorporation specify that preemptive rights are not permitted. The Company's Articles of Incorporation do not contain any provision denying preemptive rights.

      Accordingly, the Company's directors believe it is in the Company's best interest to amend the Company's Articles of Incorporation to eliminate shareholders' preemptive rights.

                               REVERSE STOCK SPLIT

      The Company is of the opinion that the price of its common stock has suffered as the result of persons who have been "shorting" the Company's shares. Shorting is a practice by which persons sell shares in a corporation without actually owning the shares, and then buy shares in the open market for delivery to the purchaser of the shares. Short selling is designed to depress the price of a corporation's stock since short sellers attempt to make a profit by buying shares at a price which is lower than the price at which the shares were first sold.

      Short sellers often target corporations which trade at less than $1.00 per share and which have a large number of outstanding shares. The Company believes that by reducing the number of its outstanding shares the Company will no longer be attractive to short sellers.

      Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to reverse split the shares of the Company's common stock such that each 200 outstanding shares would be automatically converted to one share of common stock.

      As of the date of this proxy statement, the Company had approximately 30 shareholders of record. The reverse stock split would not eliminate any shareholders since according to the records of the Company's transfer agent, no shareholder owns less than 200 shares. After the reverse stock split the Company would continue to be registered under Section 12(g) of the Securities Act of 1933.

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      If the reverse split is approved by the Company's shareholders the Company will have approximately 129,000 outstanding shares of common stock. Any fractional shares resulting from the reverse stock split will be rounded to the nearest whole share.

                            CHANGE IN COMPANY'S NAME

      The Company was incorporated in Washington on June 7, 1989 under the name P.L.D.F.E.T., Inc. On March 17, 2000 the Company changed its name to Travelshorts.com, Inc. On December 3, 2002 the Company acquired all of the issued and outstanding shares of SETI Corp. ("SETI") in exchange for 16,691,205 shares of the Company's common stock.

      In connection with this acquistion, Robert Sawatsky resigned as an officer and director of the Company and was replaced by Kelly Fielder, the President of SETI. Mr. Fielder is now the Company's President and Chief Executive Officer, as well as a director of the Company.

      In December 2002 the Company changed its trade name to "Sharps Elimination Technologies, Inc."

      As a result of the acquisition of SETI and the change in the Company's management, the Company's Board of Directors believes the Company's name should officially be changed to Sharps Elimination Technologies, Inc.

                               TEXT OF AMENDMENTS

      A copy of the proposed amendments to the Company's Articles of Incorporation is attached.

                    AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

       The Company's Annual Report on Form 10-K for the year ending March 31, 2003 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

    Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending March 31, 2004 must be received by the Secretary of the Company no later than December 31, 2003.

                                     GENERAL

    The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.


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    The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the special meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

    Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                             TRAVELSHORTS.COM, INC.
                   (d.b.a. Sharps Elimination Technolgies, Inc.)

                 This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held September 19, 2003, 10:00 A.M. local time, at 1624 Washington St., Denver, Colorado 80203, and hereby appoints Kelly Fielder, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

    (1) To amend the Company's Articles of Incorporation such that the Company would be authorized to issue 100,000 shares of preferred stock.


                         / / FOR / / AGAINST / / ABSTAIN

(2) To amend the Company's Articles of Incorporation to eliminate shareholders' preemptive rights to acquire shares of the Corporation's common stock.


                         / / FOR / / AGAINST / / ABSTAIN

(3) To reverse split the Company's common stock on a 200-for-one basis.


                         / / FOR / / AGAINST / / ABSTAIN

(4) To change the name of the Company to Sharps Elimination Technologies, Inc.


                         / / FOR / / AGAINST / / ABSTAIN

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1, 2, 3 and 4.

                                      Dated this _____ day of __________, 2003.


                                        __________________________________
                                                  (Signature)


                                        __________________________________
                                                  (Signature)

                                            Please sign your name exactly as it
                                            appears on your stock certificate.
                                            If shares are held jointly, each
                                            holder should sign. Executors,
                                            trustees, and other fiduciaries
                                            should so indicate when signing.

                                            Please Sign, Date and Return this
                                            Proxy so that your shares may be
                                            voted at the meeting.

                     AMENDMENT TO ARTICLES OF INCORPORATION


                                    ARTICLE I

    The name of the Corporation shall be Sharps Elimination Technologies, Inc.

                                    ARTICLE V

      1. The authorized capital stock of the Corporation shall consist of 50,000,000 shares of common stock, $0.001 par value, and 100,000 shares of preferred stock, $0.001 par value.

      2. No share of the common stock shall have any preference over or limitation in respect to any other share of such common stock. All shares of common stock shall have equal rights and privileges

      3. Each outstanding share of common stock shall be entitled to one vote at stockholders' meetings, either in person or by proxy.

      4. The Corporation's Board of Directors is authorized to issued the shares of preferred stock, from time to time, in one or more series. The designations, powers, rights, preferences, qualifications, restrictions and limitations of each series of preferred stock shall be established from time to time by the Corporation's Board of Directors.

      5. Cumulative voting shall not be allowed in elections of directors or for any purpose.

      6. No holders of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue or be authorized to issue.

      7. Effective September 19, 2003 each 200 issued and outstanding shares will automatically convert to one share of common stock.